Goodwill	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Goodwill	Goodwill

Goodwill
($ millions)	December 31, 2020	December 31, 2019
Beginning of year(1)	656	690
Exchange adjustments	13	(34)
Impairment (note 9)	(669)	—
End of year	—	656
(1)Goodwill relates to the Lima Refinery.
During the year ended December 31, 2020, the Company determined the carrying amount of the Lima Refinery CGU in the U.S. Refining segment exceeded its recoverable amount and the impairment was attributable to goodwill and physical refining assets. A pre-tax goodwill impairment charge of $669 million was included in depletion, depreciation, amortization and impairment expense for the year ended December 31, 2020. The recoverable amount of goodwill was $nil as at September 30, 2020 and estimated using the FVLCS methodology based on cash flows expected over a 50-year period and an after-tax discount rate of 12% (2019 - 9%).
Management used the FVLCS calculation for the Lima Refinery CGU, which is sensitive to changes in discount rate, forecasted crack spread and future capital expenditures. The discount rate is derived from the after-tax weighted average cost of capital, with appropriate adjustments made to reflect the risks specific to the Lima refinery.
After-tax cash flow projections for the initial 10-year period were based on management estimates of future cash flows (level 3), inflated by long-term growth rates of 1% and 2%, for future EBITDA and capital expenditures, respectively, for the remaining 40-year period. The inflation rate was based upon an average expected inflation rate for the U.S. of 2% (2019 – 2%).